UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 22, 2006
                                                ______________________________


                     Peoples Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


      Maryland                        000-29949                   31-1686242
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)


6100 West Chester Road, West Chester, Ohio                           45069
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code     (513) 870-3530
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 Entry Into a Material Definitive Agreement
          ------------------------------------------

     On August 22, 2006, Peoples Community Bancorp, Inc. (the "Company") entered into a Stock Purchase Agreement by and among the Company and the parties named therein that provides for the purchase of all shares of Columbia Bancorp, Inc. ("Columbia") held by the Company at a purchase price of $41.53 per share.

     The Company previously acquired such shares from various former stockholders of Columbia on January 14, 2005. At such time, the Company became a bank holding company. Upon consummation of the sale of such shares, the Company will revert to a thrift holding company. The transaction is subject to the satisfaction of certain conditions, including regulatory approval, and is expected to close in the fourth quarter of calendar 2006.

     For additional information, reference is made to the Stock Purchase Agreement dated August 22, 2006, which is included as Exhibit 2.1 hereto and is incorporated herein by reference thereto.


ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year
          -------------------------------------------------------------------

     On August 25, 2006, the Board of Directors of the Company adopted an amendment to Article VI of the Company's Bylaws (the "Amendment") to change the Company's fiscal year end from September 30 to December 31, effective retroactively to January 1, 2006. The Company has filed a report on Form 10-Q covering the transition period from October 1, 2005 to December 31, 2005. The Company will file audited financial statements on Form 10-K for the period ending December 31, 2006, which will include audited financial statements for the three-month transition period ended December 31, 2005. The text of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.
          (d)  Exhibits.

          The following exhibit is filed herewith.


        Exhibit Number  Description
        --------------  -----------------------------------------------

        2.1 Stock Purchase Agreement by and among Peoples Community Bancorp, Inc. and the parties named therein, dated as of August 22, 2006

        3.1             Amendment to Article VI of Peoples Community
                        Bancorp, Inc.'s Bylaws





                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PEOPLES COMMUNITY BANCORP, INC.



Date: August 28, 2006         By: /s/ Jerry D. Williams
                                  ------------------------------------------
                                  Jerry D. Williams
                                  President and Chief Executive Officer


                               EXHIBIT INDEX


        Exhibit Number  Description
        --------------  ------------------------------------------------

        2.1 Stock Purchase Agreement by and among Peoples Community Bancorp, Inc. and the parties named therein, dated as of August 22, 2006

        3.1             Amendment to Article VI of Peoples Community
                        Bancorp, Inc.'s Bylaws